TRUEBLUE, INC. INDEMNIFICATION AGREEMENT This Agreement is made as of the ____ day of _______, 2020 by and between TRUEBLUE, INC., a Washington corporation (the "Company"), and _____________________ ("Indemnitee"). RECITALS A. The Company desires to attract and retain qualified directors and officers, and to provide them with protection against liability and expenses incurred while acting in that capacity; B. The Company recognizes that competent and experienced persons are increasingly reluctant to serve or to continue to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance or indemnification, or both, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers; C. The Company’s articles of incorporation (the "Articles of Incorporation") and its bylaws (the "Bylaws") contain provisions for indemnifying directors and officers of the Company requiring the Company to indemnify the directors and officers to the fullest extent provided by the Title 23B of the Revised Code of Washington (the "Washington Business Corporation Act"). The Washington Business Corporation Act contemplates that separate contracts may be entered into between a company and its directors and officers with respect to their indemnification and the Company’s Bylaws provide that the company may enter into such contracts by the Company; D. The Company and Indemnitee recognize that plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors and officers; E. The Company believes that it is unfair for its directors and officers to assume the risk of huge judgments and other expenses which may occur in cases in which the director or officer received no personal profit and in cases where the director or officer was not culpable; F. Sections 23b.08.500-603 of the Washington Business Corporation Act, empower the Company to indemnify its officers, directors, employees and agents and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises; G. Section 23B.08.320 of the Washington Business Corporation Act allows a corporation to include in its articles of incorporation a provision limiting or eliminating the personal liability of a director for monetary damages in respect of claims by shareholders and a corporation for conduct as a director, and the Company has so provided in its Articles of Incorporation that each Director shall be exculpated from such liability to the maximum extent permitted by law;

H. The Board of Directors has determined that contractual indemnification as set forth herein is not only reasonable and prudent but also promotes the best interests of the Company and its stockholders and has approved the Company indemnity agreements substantially in the form of this Agreement for directors and certain officers of the Company; I. The Company desires and has requested Indemnitee to serve or continue to serve as a director or officer of the Company free from undue concern for unwarranted claims for damages arising out of or related to such services to the Company; and J. Indemnitee is willing to serve, continue to serve or to provide additional service for or on behalf of the Corporation on the condition that he or she is furnished the indemnity provided for herein. NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, including the Indemnitee’s continued service to the Company, the Company and Indemnitee hereby agree as follows: 1. Definitions. The following terms, as used herein, shall have the following respective meanings; other terms not specifically defined herein have the meanings provided in the Washington Business Corporation Act, as hereafter defined, or the Articles of Incorporation or Bylaws: "Covered Amount" means all losses, claims, damages, liabilities, expenses (including attorneys' fees), judgments, fines, ERISA excise taxes or penalties, amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with a Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or at least not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. “final judgment” or “finally adjudged” shall mean that a court having jurisdiction has issued a decision, order or judgment that disposes of the action and such action is not subject to appeal. "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, whether formal or informal, in which Indemnitee is, was or becomes involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or that, being or having been such a director, officer, employee or agent, Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a limited liability company, partnership, joint venture, trust or other form of entity or enterprise, including service with respect to an employee benefit plan or other Company sponsored plan or program, whether the basis of such proceeding is alleged action (or inaction) by Indemnitee in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent; provided, however, that, except with respect to an action to enforce the provisions of this Agreement, Proceeding shall not include any action, suit, claim or proceeding instituted by or at the direction of Indemnitee unless such action, suit, claim or proceeding is or was authorized by the Company's board of directors or an executive officer of the Company. 2. Indemnification. 2

(a) Scope. The Company agrees to hold harmless and indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Articles of Incorporation, the Bylaws, the Washington Business Corporation Act or otherwise. The Company and Indemnitee acknowledge that the Company’s Articles of Incorporation allow for indemnification to the fullest extent provided by law, specifically pursuant to Section 23B.08.560 which provides for indemnification without regard to the limitations in Sections 23B.08.510- 550, but subject to the limitations in Section 23B.08.560(1)(a)-(e). In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of a Washington corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the purview of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. (b) Additional Indemnification. If Indemnitee was or is made a party, or is threatened to be made a party, to or is otherwise involved (including, without limitation, as a witness) in any Proceeding, the Company shall hold harmless and indemnify Indemnitee from and against any and all Covered Amounts. (c) Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the covered amount and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with any proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such covered amount which Indemnitee is entitled. (d) Determination of Entitlement. In the event that a determination of Indemnitee's entitlement to indemnification or advancement of expenses is required pursuant to the provisions in Section 23B.08.560 by reference to the procedures in Section 23B.08.550 of the Washington Business Corporation Act or any successor thereto or pursuant to other applicable law, the appropriate decision- maker shall make such determination; provided, however, that Indemnitee shall initially be presumed in all cases to be entitled to indemnification, unless the Company shall deliver to Indemnitee written notice of a determination that Indemnitee is not entitled to indemnification within sixty (60) calendar days of the final disposition of the Proceeding under which such Indemnitee is seeking indemnification, such determination shall conclusively be deemed to have been made in favor of the Company's provision of indemnification and the Company hereby agrees not to assert otherwise. To the extent the provisions of this Agreement with respect to such determinations and procedures are inconsistent with the Bylaws the provisions in this Agreement shall govern. (e) Survival. The indemnification provided under this Agreement shall apply to any and all Proceedings, notwithstanding that Indemnitee has ceased to be a director, officer, employee or agent of the Company. (f) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to Indemnitee in whole or in part, it is agreed that, in such event, the Company shall, to the fullest extent permitted by law, contribute to the payment of Indemnitee’s costs, charges and expenses 3

(including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, in an amount that is just and equitable in the circumstances, taking into account, among other things, contributions by other directors and officers of the Company or others pursuant to indemnification agreements or otherwise. 3. Notification and Defense of Claim. (a) Notification. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to notify the Company will not relieve the Company from any liability which it may have to Indemnitee under this Agreement unless and only to the extent that such omission can be shown to have prejudiced the Company's ability to defend the Proceeding. (b) Defense of Claim. With respect to any such Proceeding as to which Indemnitee notifies the Company of the commencement thereof: (i) The Company may participate therein at its own expense; (ii) The Company, jointly with any other indemnifying party similarly notified, may assume the defense thereof, with counsel satisfactory to Indemnitee (Indemnitee’s consent to such counsel may not be unreasonably withheld). After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof unless (A) the employment of counsel by Indemnitee has been authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action, or (C) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in 3(b)(ii)(B) above; (iii) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any proceeding effected without its written consent; (iv) The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent; and (v) Neither the Company nor Indemnitee will unreasonably withhold its, his or her consent to any proposed settlement. (c) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(a) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies. 4. Expense Advances. 4

(a) Expense Advances. The right to indemnification of Covered Amounts conferred hereby shall include the right to have the Company pay Indemnitee's expenses in any Proceeding as such expenses are incurred and in advance of such Proceeding's final disposition (such right is referred to hereinafter as an "Expense Advance"). Any Expense Advance to be made under this Agreement shall be paid by the Company to Indemnitee within twenty (20) calendar days following delivery of a written request therefor by Indemnitee to the Company. (b) Conditions to Expense Advance. The Company's obligation to provide an Expense Advance is subject to the following conditions: (i) Indemnitee shall submit to the Company a written undertaking, constituting an unlimited general obligation of the Indemnitee, to repay any and all of the Expense Advance if it is ultimately determined that the Indemnitee did not meet the required standard of conduct; (ii) Indemnitee shall submit to the Company a written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct required to be eligible for indemnification; and (iii) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power. 5. Enforcement. (a) Enforcement. In the event that a claim for indemnification, an Expense Advance or otherwise is made hereunder and is not paid within sixty (60) calendar days of the final disposition of the Proceeding under which an Indemnitee is seeking indemnification (twenty days for an Expense Advance), provided that written notice of such final disposition is promptly delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim (an "Enforcement Action"). (b) Presumptions in Enforcement Action. In any Enforcement Action the following presumptions (and limitation on presumptions) shall apply: (i) The Company shall conclusively be presumed to have entered into this Agreement and assumed the obligations imposed on it hereunder in order to induce Indemnitee to become or continue as an officer and/or director, as the case may be, of the Company; (ii) Neither (i) the failure of the Company (including the Company's board of directors, independent or special legal counsel or the Company's shareholders) to have made a determination prior to the commencement of the Enforcement Action that indemnification of Indemnitee is proper in the circumstances nor (ii) an actual determination by the Company, its board of directors, independent or special legal counsel or shareholders that Indemnitee is not entitled to indemnification shall preclude the bringing of an Enforcement Action; and (iii) If Indemnitee is or was serving as a director, officer, employee or agent of a corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Company or in an executive or management capacity in a partnership, joint venture, trust or other enterprise of which the Company or a wholly-owned subsidiary of the Company is a general partner or 5 has a majority ownership, then Indemnitee shall conclusively be deemed to be serving such entity at the request of the Company. (c) Attorneys' Fees and Expenses for Enforcement Action. In the event Indemnitee is required to bring an Enforcement Action, the Company shall indemnify and hold harmless Indemnitee against all of Indemnitee's fees and expenses in bringing and pursuing the Enforcement Action (including attorneys' fees at any stage, including on appeal); provided, however, that the Company shall not be required to provide such indemnification for such attorneys' fees or expenses if it is finally adjudicated that each of the material assertions made by Indemnitee in such Enforcement Action was not made in good faith or was frivolous or that the Company prevails in an enforcement action. 6. Limitations on Indemnification; Mutual Acknowledgment. (a) Limitation on Indemnification. No indemnification pursuant to this Agreement shall be provided by the Company: (i) On account of any suit in which a final judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company in violation of the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto; (ii) For Covered Amounts that have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company; (iii) On account of Indemnitee's conduct which is finally adjudged to have been intentional misconduct, a knowing violation of law or a violation of RCW 23B.08.310 or any successor provision of the Washington Business Corporation Act, or a transaction from which Indemnitee derived benefit in money, property or services to which Indemnitee is not legally entitled, unless and only to the extent that a court shall in a final judgment determine upon application that, despite the adjudication of liability but in view of all the circumstances for the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper; or (iv) If a final judgment by a court having jurisdiction in the matter shall determine that such indemnification is not lawful. (b) Mutual Acknowledgment. The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee. 7. D&O Insurance. (a) The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as an officer or director of the Company and thereafter so long as Indemnitee shall be subject to any 6

Proceeding, the Company shall maintain in full force and effect a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director, or of the Company's officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company’s board of directors determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Company; provided however that such decision shall not adversely affect coverage of director and officer liability insurance for periods prior to such decision without the unanimous vote of all directors. (b) In the event of any payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect to any insurance policy, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Company shall pay or reimburse all expenses actually and reasonably incurred by Indemnitee in connection with such subrogation. 8. Rights Not Exclusive. The rights provided hereunder shall not be deemed exclusive by any other rights to which the Indemnitee may be entitled under the Washington Business Corporation Act, Articles of Incorporation, Bylaws or any agreement, vote of shareholders or of disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity by holding such office, and shall continue after the Indemnitee ceases to serve the Company as a Indemnitee. 9. Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when actually received (either through delivery in person or by telex or facsimile transmission) or two business days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified. 10 No Employment Rights. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued or future employment. 11. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of the Washington Business Corporation Act or other applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms. 12. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington. 13. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the state and federal courts located in King County, Washington for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement. 7

14. Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein, replaces any prior Indemnification Agreement between the parties and merges all prior discussions between them. No modification, amendment or termination of this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party. 15 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. 16. Successor and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law) and (ii) shall be binding on and inure to the benefit of the heirs, personal representatives and estate of Indemnitee. 17. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto. 18. Effective Time. This Agreement shall, in the case of a Director, be deemed effective and relate back to the date of first election of the Director to the Board of Directors of the Company. In the case of an Officer, this Agreement relates back to the first appointment of such Officer by the Company. IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written. TRUEBLUE, INC. By: Title: INDEMNITEE By: Indemnitee 8